American Century Mutual Funds, Inc. Prospectus and Summary Prospectus Supplement VistaSM Fund
Supplement dated September 25, 2013 ■ Prospectus and Summary Prospectus dated March 1, 2013

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the Vista Fund will be transferred to the American Century Heritage Fund in exchange for shares of the Heritage Fund.

Effective November 20, 2013, as of the close of the New York Stock Exchange, Vista will be closed to all investments, except reinvested dividends and capital gains distributions.

The reorganization is expected to be effective on December 6, 2013, as of the close of the New York Stock Exchange. Vista’s Investor, Institutional, A, C and R Class shareholders will receive shares of equal value of the corresponding class of Heritage on a tax-free basis in exchange for their shares of Vista. The two funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same. The value of a shareholder’s account will not change as a result of the transaction.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-79950   1309